2023 American Integrity 2729533 85 85 Exhibit 99.1 89 201 145 13 113 112 115 34 98 130 137 100 0 0 120 188 217 237 247 2Q 2025 Investor Presentation 1

2023 American Integrity 2729533 85 85 89 201 145 13 Legal Disclaimer 113 112 115 34 Generally. The information contained in this presentation has been prepared by American Integrity Insurance Group, Inc. and its subsidiaries (collectively, “American Integrity, “AII,” ” the “Company,” “we,” “us” or “our”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date of the presentation. For any time after the date of this presentation, the information, 98 including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have 130 been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us. 137 100 Cautionary Note Regarding Forward-Looking Statements. Certain statements in this presentation may be forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. 0 Forward-looking statements include, but are not limited to, statements regarding: our outlook; our business strategy; writing new business and retaining existing policies; availability of reinsurance coverage; expectations on future growth; future Citizens take-out opportunities; anticipated future operating results and operating expenses, cash flows, capital resources and liquidity; reserves for losses and loss adjustment expenses; competition; future regulatory, 0 judicial and legislative changes; forecasts of future revenues and appropriately planning our expenses; geographic expansion; and our plans regarding our capital expenditures and investment portfolio. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “targets,” “will,” “would” or the 120 negative of these terms or other similar expressions. Forward-looking statements are neither historical facts nor assurances of future performance, and are based only on our current beliefs, expectations and assumptions regarding 188 the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause 217 our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the potential that we may face significant losses due to being a property and 237 casualty insurer and our exposure to catastrophic events and severe weather conditions, which can be unpredictable; our loss reserves are estimates and may be inadequate to cover our actual liability for losses, and actual claims 247 incurred have exceeded, and in the future may exceed, reserves established for claims; the dependence of our financial results on the regulatory, legal, economic and weather conditions in Florida due to the fact that we conduct substantially all of our business in Florida; changing climate conditions may increase the severity and frequency of catastrophic events and severe weather conditions; the severity and frequency of catastrophe events of which of are unpredictable; dependence upon the effectiveness of exclusions and other loss limitation methods in the insurance policies we assume or write; reliance upon third-party distribution partners, including independent insurance agents, homebuilder-affiliated agents and national insurance carriers; our ability to pursue Citizens take-out opportunities; cyclical changes in the insurance industry; our ability to obtain reinsurance coverage at commercially reasonable rates, or at all; credit risk of our reinsurers who may suffer a downgrade; the inherent uncertainty of models and our reliance on such models as a tool to evaluate risk, and the dependence of our results upon our ability to accurately price the risks we underwrite; the possibility that our information technology systems may fail or be disrupted; our ability to expand our business and the possible need to acquire additional capital in the future to fund such expansion; the ability of our claims department, or the third-party claims adjusters whom we may engage, to effectively manage or remediate claims as well as unanticipated increases in the severity or frequency of claims; the possibility that actual renewals of our existing policies will not meet expectations; increased competition and market conditions, including changes in our financial stability and credit ratings; the extensive regulatory environment in which we operate that requires approval of rate increases, can mandate rate decreases, and that can dictate underwriting practices and mandate participation in loss sharing arrangements, and other potential further restrictive regulation we may face; mandatory assessments or competition for government entities may create short-term liabilities or affect our ability to underwrite more policies; and other risks identified in “Risk Factors” in our reports filed with the Securities and Exchange Commission, including our most recently filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Market and Industry Data. Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third-party sources and other publicly available information. Data regarding the industry in which the Company competes, its market position and market share within are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the Company and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. Financial Information. The financial information included in this presentation and other financial information about the Company can also be found on our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the Securities and Exchange Commission on August 13, 2025. The Company has prepared its financial statements with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information, and the SEC rules for interim financial reporting. Accordingly, the financial results in this presentation do not include all the information and footnotes required for complete financial statements and should be read in conjunction with the audited condensed consolidated financial statements of American Integrity Insurance Group, LLC and the accompanying notes thereto for the year ended December 31, 2024. The results for interim periods do not necessarily indicate the results that may be expected for any interim period or for the full year. Financial results for periods beginning prior to the consummation of our initial public offering on May 7, 2025 are those of American Integrity Insurance Group, LLC and its consolidated subsidiaries, and financial results for periods beginning after our initial public offering are those of American Integrity Insurance Group, Inc. and its consolidated subsidiaries. Financial information prior to the year ended December 31, 2023 is derived from audited financial statements that were audited by our prior auditors, Thomas Howell Ferguson P.A., and not by our independent registered public accounting firm. Non-GAAP Financial Measures. This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with GAAP, including underwriting income, adjusted net income, annualized adjusted return on equity, underlying loss and loss adjustment expenses, ceded catastrophe excess of loss premiums ratio and adjusted return on equity. The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis. These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly-titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. 2

2023 American Integrity 2729533 85 85 89 201 145 13 Experienced Management Team 113 112 115 34 98 130 137 100 0 0 120 188 217 Bob Ritchie Jon Ritchie Ben Lurie David Clark 237 247 Founder & Chief Executive President Chief Financial Officer Chairman Officer Founded American Joined American Joined the American Co-founded American Integrity in 2006 Integrity in 2009 Integrity Board in 2017 Integrity in 2006 and became CFO in Previously served in Previously served as Currently serves as a 2024 leadership roles at COO and operational Managing Director American Modern, and managerial roles Previously served as at Sowell & Co. AIG, CNA and GE CFO of Sowell & Co. Prior experience: Prior experience: Insurance Solutions leading an Prior experience: McKinsey & Co. More than 40 years of entrepreneurial Morgan Stanley and BA & BBA, University insurance industry venture Colliers International of Texas at Austin; experience BS, DePaul University; BS, Tulane University; Masters of BS, University of MBA, Indiana MBA, Southern Management, Evansville University Methodist University Northwestern University 3

2023 American Integrity 2729533 85 85 89 201 145 13 American Integrity Financial Highlights – 1H 2025 & 2Q 2025 113 112 Strong growth and profitability 115 34 98 Six Months Ended 6/30/25 130 137 100 399K $132M $499M $302M 0 (1) (1) Policies In-Force Net Premiums Earned Gross Premiums Written Total Shareholders’ Equity 0 120 vs. 266K at 6/30/24 (+50%) vs. $369M 1H ’24 (+35%) vs. $80M 1H ’24 (+65%) vs. $162M 12/31/24 (+86%) 188 217 237 247 61.6% 30.8% 58.1% $69M (3) (1) (2) Annualized Adj. ROE Loss Ratio Combined Ratio Adjusted Net Income vs. 40.4% 1H ’24 vs. 39.5% 1H ’24 (-9%) vs. 68.2% 1H ’24 (-10%) vs. $27M 1H ’24 (+159%) Three Months Ended 6/30/25 399K $287M $66M $302M (1) (1) Policies In-Force Gross Premiums Written Net Premiums Earned Total Shareholders’ Equity vs. 266K at 6/30/24 (+50%) vs. $222M 2Q ’24 (+29%) vs. $41M 2Q ’24 (+63%) vs. $162M 12/31/24 (+86%) 30.6% 72.9% $31M 55.5% (3) (1) (2) Loss Ratio Combined Ratio Adjusted Net Income Annualized Adj. ROE vs. 29.6% 2Q ’24 (+1%) vs. 60.8% 2Q ’24 (+12%) vs. $15M 2Q ’24 (+113%) vs. 44.3% 2Q ’24 (1) At June 30, 2025 and 2024 are inclusive of the 1Q and 2Q for both periods. (2) Adjusted Net Income represents net income excluding net realized gains or losses on investments, stock compensation expense and certain non- recurring expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in this Appendix. (3) Annualized Adjusted Return on Equity represents Adjusted Net Income divided by Average Shareholders’ Equity. See the non-GAAP 4 reconciliation in this Appendix.

2023 American Integrity 2729533 85 85 89 201 145 13 Leading Florida Market Share Position 113 112 American Integrity has established a strong market share position in the Florida residential insurance 115 marketplace, ranked #3 among domestic carriers for policies-in-force as of 6/30/25 34 98 130 137 100 (1) (1) (1) 0 (1) (1) (1) 0 120 188 217 237 247 Y YT TD D ’’2 24 4 (1) Market data provided by the Florida Office of Insurance Regulation (https://floir.com/tools-and-data/residential-market-share-reports); 5

2023 American Integrity 2729533 85 85 89 201 145 13 Strong Distribution Resulting in Robust Voluntary Writings 113 112 American Integrity is the #4 writer of residential policies among our peer Florida domestic carriers (and #7 115 (1) among all writers) 34 98 130 Ranking Group New Policies Ranking Group New Policies 137 100 1 Citizens 117,458 21 Security First 16,779 0 2 Assurant 89,698 22 Cypress 15,391 0 120 3 Florida Pen 64,799 23 Trisura 14,810 188 4 Safepoint 59,350 24 Loggerhead 13,652 217 237 5 State Farm 54,936 25 Slide 11,384 247 6 Tower Hill 48,370 26 Southern Oak 9,514 7 American Integrity 43,698 27 Olympus 8,568 8 American Modern Home 36,577 28 People's Trust 7,897 29 AAA 7,324 9 Universal P&C 34,467 30 Florida Family 4,032 10 Frontline 32,820 31 Markel 3,379 11 Progressive 28,963 32 Heritage 2,839 12 QBE 26,999 33 Vyrd 2,775 13 Kin 26,713 34 Farmers 1,812 14 Monarch 26,259 35 Homeowners Choice 1,401 15 Lemonade 25,297 36 Liberty Mutual 1,373 16 Cabrillo Coastal 23,903 37 Universal NA 906 17 Allstate 22,075 38 Chubb 613 18 American Traditions 20,986 39 Nationwide 324 19 Am Fam 20,484 20 FL Farm Bureau 17,635 1) Market data provided by the Florida Office of Insurance Regulation (https://floir.com/tools-and-data/residential-market-share-reports); USAA data is excluded for 1H 25 policy writings as it appears they misreported their voluntary writings as equal to their in-force PIF count. 6

2023 American Integrity 2729533 85 85 89 201 145 13 Strong Voluntary Business Driving Organic Growth 113 112 115 34 98 Voluntary Policy Writings (000s) 130 60.0 Favorable retention trends 137 52.4 100 +42% 0 50.0 + 0 36.9 40.0 Market leader in voluntary policy 120 188 writings 30.0 217 = 237 20.0 247 Strong, double-digit organic growth on 10.0 our core voluntary book of business - YTD 2Q 2024 YTD 2Q 2025 LTM Retention Ratio Voluntary Residential PIF (000s) 306 84.0% 300 +19% 82.0% 257 80.0% 250 +9 78.0% % PTS 200 76.0% 74.0% 150 72.0% 100 70.0% 68.0% 50 66.0% - 3Q 2024 4Q 2024 1Q 2025 2Q 2025 06/30/24 06/30/25 7

2023 American Integrity 2729533 85 85 89 201 145 13 113 Resulting in Strong YoY Policies-In-Force Growth Profile 112 115 34 American Integrity’s growth profile is strong with 50% total PIF growth and 19% organic, voluntary PIF 98 130 growth at 6/30/25 vs 6/30/24, further solidifying our position as a market leader 137 100 0 Voluntary Residential Total Residential 0 120 Policies In-Force (000s) Policies In-Force (000s) 188 399 217 400 400 237 247 +50% 350 350 306 +19% 300 300 266 257 250 250 200 200 150 150 100 100 50 50 - - 06/30/24 06/30/25 06/30/24 06/30/25 8

2023 American Integrity 2729533 85 85 89 201 145 13 Voluntary PIF Growth now more important than Citizens Takeouts 113 112 While we have successfully and opportunistically pursued take-outs from Citizens, we believe that 115 opportunity is greatly diminished going forward 34 98 130 • Since October 2024, we capitalized on favorable market conditions to assume policies from Citizens that fit our underwriting 137 (both cat and non-cat) and profitability criteria 100 0 • We assumed ~92k policies from Citizens between October 24 and April 25, representing ~ $155M in assumed unearned 0 120 premium, and we are pleased with how these policies are performing to date 188 217 • AII believes that the natural and appropriate size of Citizens is 550K-650K policies 237 247 (1) • Given the decline in Citizens policy count from 1.4M in September 2023 to 779K at June 30, 2025, we believe that approximately 80% of the takeout opportunity has already been realized (1) Citizens Policies In-Force, 000s 1,472 1,315 1,305 1,284 1,229 1,146 1,084 1,029 1,022 AII believes 936 550k-650k 779 759 661 policies is the 543 504 456 440 442 427 “correct” level for Citizens 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2Q25 1. Citizens Property Insurance Corporation. Includes all policies in-force (residential, wind only, and commercial). 9

2023 American Integrity 2729533 85 85 89 201 145 13 Voluntary, Organic Growth Opportunities Abound 113 112 Because of our strong balance sheet and leading position in the stabilized Florida insurance market, we 115 believe our organic growth opportunities are significant and near term 34 98 130 137 100 0 Strong Florida 0 Voluntary 120 Policy Writing 188 And Renewal 217 Trends 237 247 Strategic expansion in Florida GA, SC, NC expansion into with builder Tri-County Strong agents Balance Sheet Stable Market Market Leadership Opening Reduction of capacity for Non-Cat Quota Middle-Aged Share Roofs Florida introduction of commercial residential 10

2023 American Integrity 2729533 85 85 89 201 145 13 Tri-County Growth Opportunity 113 112 (1) The newly stabilized litigation environment has made it desirable to write business in the Tri-County , 115 which we have limited since 2013 until the takeouts of 4Q 2024 and 1H 2025 34 98 130 137 100 0 0 120 188 Currently 7% of American Integrity’s Policies- 217 (2) In-Force vs 28% of Florida population 237 247 Tri-County Immediate market penetration through robust national partners relationships and homebuilder aligned agencies Provides PML benefits short term and allows for additional growth in other areas of the state over time (1) Tri-County encompasses Miami-Dade, Broward and Palm Beach counties. (2) US Census Bureau. 11

2023 American Integrity 2729533 85 85 89 201 145 13 Middle-Aged Roof Opportunity 113 112 The newly stabilized litigation environment has made it desirable to insure middle-aged roofs, whereas 115 during the roof crisis we emphasized new homes with new roofs 34 98 130 137 100 0 0 120 188 In response to the litigation crisis, AII reduced 217 (1) middle-aged roof exposure from 76% to 23% 237 247 The 2022 reforms has made middle-aged roofs attractive again Middle- Our longstanding relationship with our Aged independent agents and our robust technology Roofs platform allow us to execute this plan quickly (1) Based on HO3 policies covering roofs greater than five years old from 2016 to 2024. We define middle-aged roofs as roofs that are 5 years or older. 12

2023 American Integrity 2729533 85 85 89 201 145 13 Commercial Residential Growth Opportunity 113 112 AII has been preparing to enter the commercial residential insurance market for over a year. 115 34 98 130 137 100 0 0 120 188 Admitted market for commercial residential in 217 (1) Florida is estimated to be $1.8B of premium 237 247 American Integrity has a COA, dedicated underwriting, and is awaiting final approval on our rate filing. First writings are expected in 1Q 2026 Florida Commercial Residential (1) Market data provided by the Florida Office of Insurance Regulation as of June 30, 2025 (https://floir.com/tools-and-data/residential-market-share-reports); Does not include the non-admitted market. 13

2023 American Integrity 2729533 85 85 89 201 145 13 Reducing Non-Cat Quota Share 113 112 AII has the opportunity to further drive revenue and net earned premium by reducing its reliance on non-cat 115 quota share to below the current 40% level 34 98 130 137 100 0 0 120 188 217 237 Currently ceding 40% of non-cat premiums to 247 quota share partners Intent is to reduce that ceding rate over the next 2-3 years Reducing Non-Cat Quota Share Reducing non-cat quota share would increase our revenue and drive earnings 14

2023 American Integrity 2729533 85 85 89 201 145 13 Strategic Regional Expansion 113 112 Our deep relationship with our builder affiliated agencies has provided us with disciplined growth 115 opportunities outside of our core Florida market. 34 98 130 137 100 0 0 120 188 Supports and deepens our builder affiliated 217 agency relationships 237 247 Strategic Regional Expansion Recently surpassed 15K policies in SC Writings in NC expected to commence in 4Q 2025 15

2023 American Integrity 2729533 85 85 89 201 145 13 Our Core Competencies Support and Fuel our Growth 113 112 Our success is made possible by our core competencies, which we have built over two decades 115 34 98 Robust, Granular Technology Platform Deep, Diversified Distribution Relationships 130 137 100 ▪ Independent agents selectively appointed, strategically 0▪ Insurance Now Guidewire system provides a self- aligned, and strong weightings of business to AII maintained, user friendly, granular end-to-end system 0 120 from underwriting to claims ▪ National carriers and agencies through strategic 188 partnerships using our policy forms ▪ Seamless API integrations for third-party data 217 237 integration enabling real time, front-line underwriting 247 ▪ New construction home builder-affiliated agents decisions providing attractive homeowners risks and geographic expansion opportunities ▪ Block-level granularity with in-house programming allows for rapid, precise underwriting and rate ▪ Citizens depopulations selectively when market modifications conditions align with our underwriting standards Integrated, Detailed Underwriting Tested, Aligned Management ▪ Founder-led with a track record of enviable growth and ▪ Differentiated capacity at the agency/zip/census block profitability since 2007 level ▪ Battle-tested senior leadership team with long tenure ▪ Dedicated underwriters for top agencies to enhance and continuity consistency and deepen relationships ▪ Deep Florida insurance expertise in all core functions ▪ Strong integration between underwriting and claims, of sales, underwriting, technology, claims, actuarial, and product and sale ensures that current trends are risk management properly identified and managed 16

2023 American Integrity 2729533 85 85 89 201 145 13 Our Sophisticated, Conservative Reinsurance Program is Scalable 113 112 Strategic reinsurance program is key to our risk management philosophy 115 34 98 130 Reinsurance Philosophy 137 100 Reduce Enhance Limit Protect 1 2 3 4 0 earnings capital exposure to capital 0 120 volatility management CAT events 188 217 237 Our Risk Management Strategy Includes Multiple Types of Reinsurance: 247 • Reinsurer assumes all or portion of losses for an individual claim or event in excess of specified amount Excess of Loss (“XOL”) • Utilized for catastrophe protection with multiple prepaid reinstatements CAT Bonds • Collateralized catastrophe bonds placed in the private markets to protect against named storms in Florida • Reinsurer assumes a specified percentage of losses for defined class of business Quota Share • Utilized for non-catastrophe and flood-related losses • Utilize captive to optimize profitability given uneconomic cost of XOL reinsurance at low limits Captive Reinsurance • Improves financial flexibility and capital management • Cover individual risks as opposed to group or class of business Per Risk & Facultative • Provides coverage for non-catastrophe losses from individual policies in excess of $1M We regularly assess and realign our reinsurance structure to optimize the effectiveness of our program 17

2023 American Integrity 2729533 85 85 89 201 145 13 Catastrophe Reinsurance Program with Broad Market Support 113 112 Sophisticated and conservative all-peril catastrophe XOL coverage to mitigate retained property losses 115 J First event $1,968M 34 $1,937M 98 Integrity Re Integrity Re 130 2025 CL A-1 2025 CL A-2 Total First and Second event retention of A $1,668M H I 137 $35M, with $10M of exposure for the K 100 insurance entity and $25M of exposure B Integrity Integrity Second event 0 rd $1,500M for our captive (3 event retention of Re Re $1,531M th 2025 CL 2025 CL $16m and 4 event retention of $10m) 0 B-1 B-2 120 Integrity Re Integrity Re $1,231M Coverage by state of Florida, C 2025 CL A-1 188 2025 CL A-2 participation in FHCF is mandatory for $1,401M 217 $1,378M all FL residential property insurers Integrity Re 2025-1 CL C 237 247 G Class D CAT bond placed in 2025, D $1,093M $1,093M expiring end of May 2027 Integrity Re Integrity Re 2025 CL B-1 2025 CL B-2 Integrity Re Multi-tranche CAT bond (class B and D) E Integrity Re 2024-1 CL B F 2024-1 CL C placed in 2024 expiring end of May 2026 $982M $941M E $963M Class C CAT bond placed in 2024 F $954M Integrity Re expiring end of May 2026 2024-1 CL D Integrity Re 2025-1 CL D D $790M Class C CAT bond placed in 2025, G $758M Integrity Re 2025-1 CL C expiring end of May 2027 $646M H Multi-tranche CAT bond placed in 2025 $656M expiring end of May 2027 Florida Hurricane Catastrophe Fund C Multi-tranche CAT bond placed in 2025 I Integrity Re Integrity Re expiring end of May 2028 2024-1 CL B 2024-1 CL C $546M First event tower, including retentions, J equal to 1 in 130 yr. return period $272M $517M Integrity Re 2024-1 CL D Integrity Re 2025-1 CL D K Second Event assumes a First Event loss $353M $210M of $790M net of Florida Hurricane $210M $90M Catastrophe Fund and Named Storm $90M $35M B Inuring layers $35M $10M $10M American Integrity Retention A American Integrity Retention Our multi-layered CAT XOL program provides comprehensive coverage up to $1.97B, including Company retentions, for a single event and $1.5B for second event (assuming first event of $790m) 18

2023 American Integrity 2729533 85 85 89 201 145 13 Investment Highlights 113 112 American Integrity combines deep Florida expertise, management continuity and an impressive track record 115 of growth and profitability with a large organic growth opportunity in the stabilized Florida market 34 98 130 137 100 0 Current Organic Improved and 0 Long-Term Growth 120 2025 Growth has Growth Stabilized Market 188 and Profitability Opportunities accelerated 217 and Positioning Track Record 237 Abound 247 2008 - 2024 GWP Historic litigation Total in-force policy New Tri-County growth CAGR 13.4% reforms of 2022 count growth up 50% focus and targeting vs 6.0% for at 6/30/25 vs 6/30/24 older roofs 3Q/4Q (1) IPO May 2025 industry 2025 generated $82M of Voluntary writings 2008 - 2024 PIF net proceeds YTD 2Q 25 vs YTD 2Q Likely to reduce growth CAGR of 24 up 42% quota share over (2) Adj. ROEs for 2023 9.3% vs 1.5% time to add to net and 2024 of 33% and Policy retention rates annual population writings 1Q 2026 (4) 27% respectively up from 72% in 2Q 24 growth in Florida to 81% in 2Q 25 Planning FL Built market leading Mar 2007- Mar 2025 commercial voluntary Voluntary, core pre-IPO capital residential writings distribution channel organic growth of in- growth CAGR of 1Q 2026 (3) relationships force PIF up 19% at 19.7% . 6/30/25 vs 6/30/24 Expecting NC writings in 4Q 2025 1) Source: S&P Global – Homeowners Multi Peril 2) Federal Reserve data https://fred.stlouisfed.org/series/FLPOP 19 3) Capital growth includes increases in book value plus profit distributions to members 4) Adjusted ROE represents Adjusted Net Income divided by Average Shareholders’ Equity. See Appendix for non-GAAP reconciliation.

2023 American Integrity 2729533 85 85 89 201 145 13 113 112 115 34 98 130 137 100 0 0 120 188 217 237 247 Appendix 20

2023 American Integrity 2729533 85 85 89 201 145 13 High Quality Investment Portfolio 113 112 We maintain a simple, conservative, highly-rated and liquid investment portfolio focused on investment 115 grade fixed income securities 34 98 130 GSAM Investment Portfolio 137 ✓ Total Cash and Investments at 2Q25 of 100 (1) 0 $555M which includes our $280M 1% Corporate Securities (2) 0 Investment Portfolio managed by 23% 120 Goldman Sachs Asset Management 188 Government Securities 217 Total 237 $280M 247 ✓ US Government and T-Bills Asset Backed Securiites 10% 66% Cash ✓ Corporate Bonds ✓ Asset-Backed Securities ✓ Cash & equivalents Weighed Average Effective (2) Duration 2.4 years Weighted Average No Equity (2) Credit Rating Exposure A 1) Fair value of securities as of 6/30/25. Represents portions from investment portfolio and is not reflective of total cash on balance sheet. Excludes cash in working capital account. 2) Includes $275m of investments, $2.9m of accrued interest and $2m of cash. 21 (2) 0.95 years

2023 American Integrity 2729533 85 85 89 201 145 13 Summary Historical Financials 113 112 115 Income Statement Balance Sheet 34 98 $ in thousands $ in thousands June 30, June 30, June 30, December 31, 130 Three Months Ended Three Months Ended 2025 2024 2025 2024 Fixed maturities, available-for-sale, at fair value $275,418 $214,045 Revenues 137 Gross premiums written $286,995 $221,632 Total investments $275,418 $214,045 100 0 Change in gross unearned premiums (63,255) (61,546) Cash and cash equivalents 259,609 173,220 Gross premiums earned 223,740 160,086 Restricted cash 17,214 6,052 0 120 Ceded premiums earned (157,571) (119,567) Premiums receivable, net 58,625 51,594 188 Net premiums earned 66,169 40,519 Accrued investment income 2,911 2,174 217 Policy fees 2,967 2,174 Prepaid reinsurance premiums 565,841 268,254 237 Net investment income 4,780 3,414 Reinsurance recoverable, net 392,573 462,097 247 Property and equipment, net 2,016 1,843 Net realized gains (losses) on investments 485 78 Right-of-use assets – operating leases 1,488 2,498 Other income 98 198 Deferred income tax asset, net 8,707 - Total revenues 74,499 46,383 Other assets 7,068 16,368 Total assets $1,591,470 $1,198,145 Expenses Liabilities and shareholders' equity Losses and loss adjustment expenses, net 21,189 12,642 Unpaid losses and loss adjustment expenses $378,786 $475,708 Policy acquisition expenses 6,281 6,551 Income tax payable 2,802 11,873 General and administrative expenses 22,932 6,757 Unearned premiums 487,130 421,881 Total expenses 50,402 25,950 Reinsurance payable 344,764 56,348 Income before income taxes 24,097 20,433 Advance premiums 22,565 6,561 Income tax expense 3,397 5,709 Deferred income tax liability, net – 1,122 Net income $27,494 $14,724 Long-term debt 824 1,029 Lease liabilities – operating leases 1,559 2,612 (1) Adjusted net income $31,294 $14,662 Deferred policy acq. costs, net unearned ceding commissions 26,866 31,931 Other liabilities and accrued expenses 24,300 26,688 Key Ratios Total liabilities $1,289,596 $1,035,753 Loss ratio 30.60% 29.60% Expense ratio 42.30% 31.20% Total shareholders' equity 301,874 162,392 Combined ratio 72.90% 60.80% Total liabilities and shareholders' equity $1,591,470 $1,198,145 1) Adjusted Net Income represents net income excluding net realized gains or losses on investments, stock compensation expense and certain non-recurring expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in 22 this Appendix.

2023 American Integrity 2729533 85 85 89 201 145 13 Non-GAAP Reconciliations – Fiscal 2024 vs 2023 113 112 115 Underwriting Income Ceded Catastrophe Excess of Loss Premiums Ratio 34 ($ in thousands) ($ in thousands) Twelve Months Ended December 31, 98 Twelve Months Ended December 31, 130 2024 2023 2024 2023 Income before taxes $51,039 $44,755 137 Gross premiums earned $682,216 $590,515 100 Less: Total ceded premiums earned (500,161) (410,253) 0 Net investment income 14,180 12,653 Less: Net realized losses on investments 119 (22) 0 NCQSR and other ancillary reinsurance treaties (194,022) (167,230) 120 Other income 607 923 Ceded catastrophe XOL premiums earned ($306,139) ($243,023) 188 Underwriting income $36,133 $31,201 217 Ceded catastrophe XOL premiums ratio 44.9% 41.2% 237 Annualized Adjusted Return on Equity 247 Underlying Loss and Loss Adjustment Expense ($ in thousands) Twelve Months Ended December 31, 2024 2023 Twelve Months Ended December 31, ($ in thousands) Numerator: Net income $39,742 $37,797 2024 2023 Denominator: Average shareholders' equity 148,180 114,877 Total net premiums earned $182,055 $180,262 Annualized return on equity 26.8% 32.9% Plus: Policy fees 7,393 7,055 Numerator: Adjusted net income 39,648 37,814 Denominator: Average shareholders' equity 148,180 114,877 Total net premiums earned plus policy fees 189,448 187,317 Annualized adj. return on equity 26.8% 32.9% Losses and loss adj. expense, net 90,832 86,749 Adjusted Net Income Loss and loss adj. expense ratio (% of net 47.9% 46.3% premiums earned plus policy fees) ($ in thousands) Twelve Months Ended December 31, Less: 2024 2023 Current year net catastrophe losses 32,192 21,753 Net income $39,742 $37,797 Prior year net reserve development (3,187) (2,595) Less: Underlying loss and loss adj. expense, net $61,827 $67,591 Net realized gains on Investments 94 (17) Adjusted net income (loss) $39,648 $37,814 Underlying loss and loss adj. expense, ratio (% of 32.6% 36.1% net premiums earned plus policy fees 23

2023 American Integrity 2729533 85 85 89 201 145 13 Non-GAAP Reconciliations: Six Months Ended June 30, 2025 vs 2024 113 112 115 Underwriting Income Ceded Catastrophe Excess of Loss Premiums Ratio 34 ($ in thousands) ($ in thousands) Six Months Ended June 30, 98 Six Months Ended June 30, 130 2025 2024 2025 2024 Income before taxes $67,007 $33,741 137 Gross premiums earned $433,896 $317,014 100 Less: Total ceded premiums earned (302,325) (237,212) 0 Net investment income 8,883 6,662 Less: Net realized losses on investments 501 84 0 NCQSR and other ancillary reinsurance treaties (120,943) (90,396) 120 Other income 259 416 Ceded catastrophe XOL premiums earned ($181,382) ($146,816) 188 Underwriting income $57,364 $26,579 217 Ceded catastrophe XOL premiums ratio 41.8% 46.3% 237 Annualized Adjusted Return on Equity 247 Underlying Loss and Loss Adjustment Expense ($ in thousands) Six Months Ended June 30, 2025 2024 Six Months Ended June 30, ($ in thousands) Numerator: Net income $65,590 $26,831 2025 2024 Denominator: Average shareholders' equity 225,384 132,485 Total net premiums earned $131,571 $79,802 Annualized return on equity 58.2% 40.5% Plus: Policy fees 5,171 3,728 Numerator: Adjusted net income 69,377 26,765 Denominator: Average shareholders' equity 225,384 132,485 Total net premiums earned plus policy fees 136,742 83,530 Annualized adj. return on equity 61.6% 40.4% Losses and loss adj. expense, net 42,051 33,007 Adjusted Net Income Loss and loss adj. expense ratio (% of net 30.8% 39.5% premiums earned plus policy fees) Six Months Ended June 30, ($ in thousands) Less: 2025 2024 Net income $65,590 $26,831 Current year net catastrophe losses – 8,096 Add: Prior year net reserve development (1,117) (6,356) Stock compensation 10,433 - Underlying loss and loss adj. expense, net $43,168 $31,267 Termination of MSA 3,000 - One-time IPO expense 1,654 - Underlying loss and loss adj. expense, ratio (% of 31.6% 37.4% One-time bonus expense 1,387 - net premiums earned plus policy fees Less: Net realized gains on Investments 501 84 Change in tax status 9,722 - Tax effect 2,464 (18) $69,377 $26,765 Adjusted net income (loss) 24

2023 American Integrity 2729533 85 85 89 201 145 13 Non-GAAP Reconciliations: Three Months Ended June 30, 2025 vs 2024 113 112 115 Underwriting Income Ceded Catastrophe Excess of Loss Premiums Ratio 34 ($ in thousands) ($ in thousands) Three Months Ended June 30, 98 Three Months Ended June 30, 130 2025 2024 2025 2024 Income before taxes $24,098 $20,433 137 Gross premiums earned $223,740 $160,086 100 Less: Total ceded premiums earned (157,571) (119,567) 0 Net investment income 4,780 3,414 Less: Net realized losses on investments 485 78 0 NCQSR and other ancillary reinsurance treaties (63,212) (45,742) 120 Other income 98 198 Ceded catastrophe XOL premiums earned ($94,359) ($73,826) 188 Underwriting income $18,735 $16,743 217 Ceded catastrophe XOL premiums ratio 42.2% 46.1% 237 Annualized Adjusted Return on Equity 247 Underlying Loss and Loss Adjustment Expense Three Months Ended June 30, ($ in thousands) 2025 2024 Three Months Ended June 30, ($ in thousands) Numerator: Net income $27,494 $14,724 2025 2024 Denominator: Average shareholders' equity 225,384 132,485 Total net premiums earned $66,169 $40,519 Annualized return on equity 48.8% 44.5% Plus: Policy fees 2,967 2,174 Numerator: Adjusted net income 31,294 14,662 Total net premiums earned plus policy fees 69,136 42,693 Denominator: Average shareholders' equity 225,384 132,485 Annualized adj. return on equity 55.5% 44.3% Losses and loss adj. expense, net 21,189 12,642 Adjusted Net Income Loss and loss adj. expense ratio (% of net 30.6% 29.6% premiums earned plus policy fees) Three Months Ended June 30, ($ in thousands) Less: 2025 2024 Net income $27,494 $14,724 Current year net catastrophe losses – 5,840 Add: Prior year net reserve development (1,695) (6,856) Stock compensation 10,433 - Underlying loss and loss adj. expense, net $22,884 $13,658 Termination of MSA 3,000 - One-time IPO expense 1,654 - Underlying loss and loss adj. expense, ratio (% of 33.1% 32.0% One-time bonus expense 1,387 - net premiums earned plus policy fees Less: Net realized gains on Investments 485 78 Change in tax status 9,722 - Tax effect 2,467 (16) $31,294 $14,662 Adjusted net income (loss) 25

2023 American Integrity 2729533 85 85 89 201 145 13 113 112 115 34 98 130 137 100 0 0 120 188 217 237 247 26